NEWS RELEASE

Contact:	Doug Kessler Chief Operating Officer (972) 490-9600	Tripp Sullivan Corporate Communications, Inc. (615) 254-3376
ASHFORD HOSPITALITY TRUST REPORTS THIRD QUARTER RESULTS,
$225 MILLION OF CASH LIQUIDITY
DALLAS — (November 5, 2008) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the third quarter ended September 30, 2008. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 103 hotels owned and included in continuing operations as of September 30, 2008. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2008, with the third quarter ended September 30, 2007. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted available cash at the end of the quarter was $135 million; corporate unrestricted available cash currently available is $225 million
•	Total revenue increased 2.1% to $285.3 million from $279.5 million
•	Net income available to common shareholders was $1.8 million, or $0.02 per diluted share, compared with net loss of $6.6 million or $0.05 loss per diluted share, in the prior-year quarter
•	Adjusted funds from operations (AFFO) per diluted share increased 4.0% to $0.26 per diluted share
•	Cash available for distribution (CAD) per diluted share increased 11.1% to $0.20 per diluted share
•	CAD dividend coverage was 119% year to date
•	Fixed charge ratios were 1.72x and 1.75x under the senior credit facility covenants and the Series B convertible preferred covenants, respectively, versus required minimums of 1.25x each
PORTFOLIO HIGHLIGHTS
•	Proforma RevPAR was down 0.03% for hotels not under renovation on a 1.8% increase in ADR to $139.59 and a 138-basis point decline in occupancy
•	Proforma RevPAR decreased 0.9% for all hotels on a 1.9% increase in ADR to $139.12 and a 206-basis point decline in occupancy
•	Proforma Hotel Operating Profit for hotels not under renovation improved 0.9%
•	Proforma Hotel Operating Profit margin for hotels not under renovation improved 23 basis points
CAPITAL RECYCLING
•	Remaining common stock repurchase amount of $20 million of the $75 million authorization has been modified by the Board to now include preferred stock
•	Three hotels sold in the quarter and one subsequent to quarter end for $148.2 million
•	Year to date asset sales reach $437 million on a 6.6% trailing 12-month NOI cap rate and 12.0x trailing 12-month EBITDA multiple
•	Repurchased 9.9 million common shares in the quarter and 17.2 million common shares to date in fourth quarter
•	Common stock repurchase program totals $105 million since inception
•	Currently anticipate announcing a determination of the 4th quarter dividend and dividend guidance for 2009 on or around December 17, 2008
•	One mezzanine loan acquired in the quarter for $98.4 million
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces Third Quarter Results

November 5, 2008
•	Capex invested in the quarter totaled $25.7 million
•	Property level hard debt maturities with no extension options include $29.6 million in 2009 and $75 million in 2010
•	Other property level debt totaling $411.8 million that initially matures in 2009 and 2010 may be extended subject to no events of default, proper notice of election to extend, and purchases of LIBOR caps
•	The Company’s senior credit revolver of $300 million initially matures 2010 with two one-year extension options subject to no events of default and coverage tests
PORTFOLIO REVPAR
As of September 30, 2008, the Company had a portfolio of direct hotel investments consisting of 103 properties classified in continuing operations. During the third quarter, 97 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 103 hotels) and proforma not-under-renovation basis (97 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 103 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR was down 0.03% for hotels not under renovation on a 1.8% increase in ADR to $139.59 and a 138-basis point decline in occupancy
•	Proforma RevPAR decreased 0.9% for all hotels on a 1.9% increase in ADR to $139.12 and a 206-basis point decline in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 97 hotels as of September 30, 2008 that were not under renovation, Proforma Hotel EBITDA (adjusted as if all hotels were included throughout both periods) increased 0.9% to $75.3 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) improved 23 basis points to 28.6%. For all 103 hotels included in continuing operations as of September 30, 2008, Proforma Hotel EBITDA decreased 1.7% to $75.4 million and Hotel EBITDA margin decreased 23 basis points to 27.1%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 103 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, President and CEO, commented, “The second half of the year has been more difficult for the lodging industry than projected, yet we continued to make progress on asset sales and redeploying capital to accretive opportunities such as share repurchases and a mezzanine loan purchase. Cost containment efforts at our hotels have helped mitigate declining RevPAR trends, and we have enhanced our liquidity considerably with a combination of recent asset sales, financings and a full drawdown on our credit facility.”
CAPITAL STRUCTURE
On August 6, 2008, the Company refinanced its major debt maturity in 2009, a loan with Prudential that was secured by interests in the Capital Hilton and the Hilton Torrey Pines. These two assets are owned in a joint venture between Ashford and Hilton. The gross principal outstanding was $127.2 million, with Ashford’s share being $95.4 million. The new $160.0 million loan has an interest rate of 275 basis points over LIBOR and is for a three year term with two one-year extension options. The excess proceeds will be used to fund future renovations of the two hotels.
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AHT Announces Third Quarter Results

November 5, 2008
On September 5, 2008, the Board of Directors authorized an additional $75 million of the Company’s common stock that may be purchased under its share repurchase program. The Company had recently completed all of the repurchase of the $50 million previously allocated under its existing share repurchase program. The Board has modified its most recent authority related to the $75 million share repurchase program to include both common and preferred shares.
On September 5, 2008, the Company closed a financing of its JW Marriott San Francisco totaling $55 million. The two-year loan bears interest at a rate of 375 basis points over LIBOR with two one-year extension options. Ashford purchased a LIBOR cap at a strike rate of 5.0% for the initial term of the loan. On September 9, 2008, the Company closed a financing of its Hyatt Regency Orange County totaling $65 million. The Hyatt loan was repaid on October 2, 2008 upon the sale of the hotel property and the related interest rate cap was subsequently sold.
At September 30, 2008, the Company’s net debt (defined as total debt less unrestricted cash) to total gross assets (defined as un-depreciated investment in hotel property plus notes receivable) was 59.8%. With the effect of the $1.8 billion interest rate swap, the Company’s $2.8 billion debt balance as of September 30, 2008, consisted of 95% of floating-rate debt, with a total weighted average interest rate of 6.25%. The Company’s weighted average debt maturity including extension options is 6.3 years. Since September 30, 2008, the Company made a full draw on its senior credit revolver which the Company invested in U.S. Treasuries and separately repaid the mortgage note on the Hyatt Regency Orange County. The Company as of today has total debt outstanding of $2.8 billion with a weighted average interest rate of 4.46% based on the current 30-day LIBOR rate of 1.96%. For each 10 basis point reduction in LIBOR, the Company would save approximately $2.8 million in annual interest payments. The Company currently has no debt maturing in the remainder of 2008. Assuming available extension options are exercised on all debt with initial maturities in 2009 and 2010, the only maturities will be $29.6 million in 2009 and $75 million in 2010. With the effect of the $1.8 billion interest rate swap, $2.7 billion of the Company’s $2.8 billion debt at September 30, 2008 was floating rate debt, of which $2.5 billion is subject to interest rate caps of varying time periods.
INVESTMENT ACTIVITY
On July 14, 2008, the Company acquired a mezzanine loan participation secured by interests in 681 extended-stay hotels purchased by affiliates of the Lightstone Group and Arbor Realty Trust. The loan participation, which is part of a $400 million mezzanine loan tranche, was acquired for $98.4 million and had a face value of $164 million and an interest rate of 250 basis points over LIBOR at par. Ashford’s investment at the time of purchase is expected to yield approximately 23.9% based upon the purchase price discount to par and the forward LIBOR curve at the time purchase through the final maturity of the loan (initial maturity in June 2009 and all three one-year extension options). The loan can be prepaid at anytime. Financing on the portfolio includes $6 billion in first mortgage and mezzanine financing senior to the $400 million tranche in which Ashford is participating, $1 billion in mezzanine financing junior to Ashford’s position, and $600 million in equity, which is also junior to Ashford’s position. Based on trailing 12-month net cash flow from the portfolio, the debt service coverage ratio at closing through Ashford’s position was approximately 1.63x, and Ashford’s investment in the capital structure is approximately 75% to 80% loan to cost, or $82,142 per key.
In the third quarter, the Company sold three hotels: the Radisson Hotel in Rockland, Massachusetts, the Sheraton Milford in Milford, Massachusetts, and the Radisson Hotel MacArthur Airport in Holtsville, New York. Subsequent to quarter end, Ashford sold the Hyatt Regency Orange County in Anaheim, California. The four sales in aggregate represent a total of $148.2 million in proceeds, or pricing equating to approximately $130,000 per key, a 7.8% trailing 12-month cap rate, and a 10.6x trailing 12-month EBITDA multiple.
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, November 6, 2008, at 11:00 a.m. ET. The number to call for this interactive teleconference is (303) 262-2053. A replay of the conference call will be available through November 14, 2008, by dialing (303) 590-3000 and entering the confirmation number, 11111808#.
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AHT Announces Third Quarter Results

November 5, 2008
The Company will also provide an online simulcast and rebroadcast of its third quarter 2008 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, November 6, 2008, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year. A direct link to the live broadcast can be found at: http://www.videonewswire.com/event.asp?id=51628.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,583,827	$3,885,737
Cash and cash equivalents	227,816	92,271
Restricted cash	64,812	52,872
Accounts receivable, net	49,703	51,314
Inventories	3,858	4,100
Assets held for sale	70,829	75,739
Notes receivable	211,470	94,225
Investment in unconsolidated joint venture	24,083	—
Deferred costs, net	25,290	25,714
Prepaid expenses	16,334	20,223
Other assets	6,983	6,027
Intangible assets, net	3,100	13,889
Due from third-party hotel managers	46,262	58,300

Total assets	$4,334,367	$4,380,411

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Indebtedness — continuing operations	$2,724,273	$2,639,546
Indebtedness — discontinued operations	65,000	61,229
Capital leases payable	249	498
Accounts payable and accrued expenses	118,171	124,696
Dividends payable	33,127	35,031
Unfavorable management contract liabilities	21,703	23,396
Due to related parties	1,056	2,732
Due to third-party hotel managers	3,446	4,699
Interest rate derivatives	32,855	—
Other liabilities	8,215	8,514

Total liabilities	3,008,095	2,900,341

Minority interests in consolidated joint ventures	21,631	19,036
Minority interests in operating partnership	92,214	101,031
Series B Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000

Stockholders’ Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 2,300,000 shares issued and outstanding	23	23
Series D Cumulative Preferred Stock, 8,000,000 shares issued and outstanding	80	80
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued and 109,973,985 shares outstanding at September 30, 2008 and 122,765,691 shares issued and 120,376,055 shares outstanding at December 31, 2007	1,227	1,228
Additional paid-in capital	1,458,687	1,455,917
Accumulated other comprehensive loss	(203)	(115)
Accumulated deficit	(259,620)	(153,664)
Treasury stock, at cost (12,774,874 shares at September 30, 2008 and 2,389,636 shares at December 31, 2007)	(62,767)	(18,466)

Total shareholders’ equity	1,137,427	1,285,003

Total liabilities and owners’ equity	$4,334,367	$4,380,411

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
		(Unaudited)
REVENUE
Rooms	$208,856	$210,276	$642,264	$517,582
Food and beverage	53,143	52,928	175,153	138,330
Rental income from operating leases	1,367	1,449	4,239	2,633
Other	12,604	12,106	38,924	29,280

Total hotel revenue	275,970	276,759	860,580	687,825
Interest income from notes receivable	8,801	2,373	15,273	8,594
Asset management fees and other	510	334	1,953	996

Total Revenue	285,281	279,466	877,806	697,415

EXPENSES
Hotel operating expenses Rooms	47,258	48,128	140,530	114,229
Food and beverage	39,468	39,878	124,237	99,476
Other direct	6,726	7,203	21,218	16,223
Indirect	80,110	79,714	238,405	190,944
Management fees	10,690	10,755	33,726	26,285

Total hotel expenses	184,252	185,678	558,116	447,157
Property taxes, insurance, and other	14,918	14,248	45,776	36,106
Depreciation and amortization	44,406	33,137	126,405	97,171
Corporate general and administrative:
Stock-based compensation	1,719	1,704	5,188	4,669
Other general and administrative	7,115	6,365	19,715	15,141

Total Operating Expenses	252,410	241,132	755,200	600,244

OPERATING INCOME	32,871	38,334	122,606	97,171
Equity in earnings of unconsolidated joint venture	491	—	2,304	—
Interest income	697	776	1,594	2,249
Other income	3,379	—	6,244	—
Interest expense	(38,436)	(38,911)	(112,004)	(91,054)
Amortization of loan costs	(1,434)	(1,931)	(4,767)	(4,229)
Write-off of loan costs and exit fees	(1,226)	—	(1,226)	(3,709)
Unrealized gains/(losses) on derivatives	12,528	(175)	(38,861)	(144)

INCOME/(LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTERESTS	8,870	(1,907)	(24,110)	284
Income tax expense	(421)	(2,116)	(1,150)	(762)
Minority interests in (earnings)/losses of consolidated joint ventures	(123)	(106)	(2,907)	417
Minority interests in (earnings)/losses of operating partnership	(747)	253	1,987	(741)

INCOME/(LOSS) FROM CONTINUING OPERATIONS	7,579	(3,876)	(26,180)	(802)
Income from discontinued operations, net	1,220	4,384	14,660	33,885

NET INCOME/(LOSS)	8,799	508	(11,520)	33,083
Preferred dividends	(7,018)	(7,146)	(21,054)	(16,972)

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,781	$(6,638)	$(32,574)	$16,111

INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS PER SHARE:
Basic —
Income/(loss) from continuing operations	$0.01	$(0.09)	$(0.40)	$(0.18)
Income from discontinued operations	0.01	0.04	0.12	0.34

Net income/(loss)	$0.02	$(0.05)	$(0.28)	$0.16

Diluted —
Income/(loss) from continuing operations	$0.01	$(0.09)	$(0.40)	$(0.18)
Income from discontinued operations	0.01	0.04	0.12	0.34

Net income/(loss)	$0.02	$(0.05)	$(0.28)	$0.16

Weighted Average Common Shares Outstanding:
Basic	115,819	121,235	117,828	100,708

Diluted	115,852	121,235	117,828	100,708

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands, except per share amounts and ratios)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
		(Unaudited)
Net income/(loss)	$8,799	$508	$(11,520)	$33,083
Interest income	(697)	(776)	(1,594)	(2,249)
Interest expense and amortization of loan costs	39,756	47,649	118,389	109,857
Depreciation and amortization	44,731	40,235	131,716	117,644
Minority interest in earnings/(losses) of operating partnership	856	219	(738)	4,026
Income tax expense (benefit)	421	(1,309)	1,360	5,085

EBITDA	93,866	86,526	237,613	267,446
Amortization of unfavorable management contract liabilities	(565)	(564)	(1,693)	(1,501)
Gains on sale of properties	(1,411)	(531)	(8,315)	(35,237)
Write-off of loan costs, premiums and exit fees (1)	1,354	—	8	5,966
Unrealized (gains)/losses on derivatives	(12,528)	175	38,861	144

Adjusted EBITDA	$80,716	$85,606	$266,474	$236,818

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
		(Unaudited)
Net income	$8,799	$508	$(11,520)	$33,083
Preferred dividends	(7,018)	(7,146)	(21,054)	(16,972)

Net income/(loss) available to common shareholders	1,781	(6,638)	(32,574)	16,111
Depreciation and amortization on real estate	44,609	40,128	131,351	117,372
Gains on sales of hotel properties, net of related income taxes	(1,411)	(531)	(8,315)	(28,370)
Minority interest in earnings/(loss) of operating partnership	856	219	(738)	4,026

FFO available to common shareholders	45,835	33,178	89,724	109,139
Dividends on convertible preferred stock	1,564	1,564	4,692	4,692
Non-cash dividends on Series C preferred stock	—	140	—	845
Write-off of loan costs, premiums and exit fees (1)	1,354	—	8	5,966
Unrealized (gains)/losses on derivatives	(12,528)	175	38,861	144

Adjusted FFO	$36,225	$35,057	$133,285	$120,786

Adjusted FFO per diluted share available to common shareholders	$0.26	$0.25	$0.96	$0.99

Weighted average diluted shares	137,690	142,249	139,372	122,152

Dividend declared on common stock, units and Series B Preferred	$27,614	$30,077	$86,940	$79,965

Dividend declared coverage ratio	131%	117%	153%	151%

(1)	For the nine months ended September 30, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)

	Three Months		Three Months		Nine Months		Nine Months
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	September 30,	Diluted	September 30,	Diluted	September 30,	Diluted	September 30,	Diluted
	2008	Share	2007	Share	2008	Share	2007	Share
Net income/(loss) available to common shareholders	$1,781	$0.01	$(6,638)	$(0.05)	$(32,574)	$(0.23)	$16,111	$0.13
Dividends on convertible preferred stock	1,564	0.01	1,564	0.01	4,692	0.03	4,692	0.04

Total	3,345	0.02	(5,074)	(0.04)	(27,882)	(0.20)	20,803	0.17
Depreciation and amortization on real estate	44,609	0.33	40,128	0.28	131,351	0.94	117,372	0.96
Non-cash dividends on Series C preferred stock	—	—	140	0.00	—	—	845	0.01
Minority interest in (losses)/earnings of operating partnership	856	0.01	219	0.00	(738)	(0.01)	4,026	0.03
Stock-based compensation	1,719	0.01	1,704	0.01	5,188	0.04	4,669	0.04
Amortization of loan costs	1,440	0.01	2,524	0.02	4,924	0.04	5,447	0.04
Write-off of loan costs, premiums and exit fees (1)	1,354	0.01	—	—	8	0.00	5,966	0.05
Amortization of unfavorable management contract liabilities	(565)	(0.00)	(564)	(0.00)	(1,693)	(0.01)	(1,501)	(0.01)
Gains on sales of properties, net of related income taxes	(1,411)	(0.01)	(531)	(0.00)	(8,315)	(0.06)	(28,370)	(0.23)
Unrealized (gains)/losses on derivatives	(12,528)	(0.09)	175	0.00	38,861	0.28	144	0.00
Capital improvements reserve	(11,948)	(0.09)	(13,430)	(0.09)	(38,061)	(0.27)	(33,920)	(0.28)

CAD	$26,871	$0.20	$25,291	$0.18	$103,643	$0.75	$95,481	$0.78

Dividends declared	$27,614		$30,077		$86,940		$79,965

Dividend declared coverage ratio	97%		84%		119%		119%

(1)	For the nine months ended September 30, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
SEPTEMBER 30, 2008
(dollars in thousands)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt
Mortgage loan secured by 25 hotel properties, matures between July 1, 2015 and February 1, 2016, at an average interest rate of 5.42%	$455,115	$—	$455,115
Mortgage loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average average interest rate of 5.73%	211,475	—	211,475
Secured credit facility, matures April 9, 2010, at an interest rate of LIBOR plus a range of 1.55% to 1.95% depending on the loan-to- value ratio, with two one-year extension options	—	195,000	195,000
Mortgage loan secured by one hotel property, matures December 1, 2017, with an interest rate of 7.39% at September 30, 2008	48,019	—	48,019
Mortgage loan secured by one hotel property, matures December 8, 2016, at an interest rate of 5.81%	101,000	—	101,000
Mortgage loan secured by five hotel properties, matures December 11, 2009, at an interest rate of LIBOR plus 1.72%, with two one-year extension options	—	189,570	189,570
Mortgage loan secured by 28 hotel properties, matures April 11, 2017, at an average blended interest rate of 5.95%	928,465	—	928,465
Mortgage loan secured by 10 hotel properties, matures May 9, 2009, at an interest rate of LIBOR plus 1.65%, with three one-year extension options	—	167,202	167,202
Mortgage loan secured by one hotel property, matures January 1, 2011, at an interest rate of 8.32%	5,111	—	5,111
Mortgage loan secured by one hotel property, matures January 1, 2023, at an interest rate of 7.78%	6,122	—	6,122
TIF loan secured by one hotel property, matures June 30, 2018, at an interest rate of 12.85%	6,927	—	6,927
Mortgage loan secured by one hotel property, matures April 1, 2009, at an interest rate of 5.6%	29,641	—	29,641
Mortgage loan secured by three hotel property, matures April 5, 2011, at an interest rate of 5.47%	66,801	—	66,801
Mortgage loan secured by four hotel property, matures March 1, 2010, at an interest rate of 5.95%	75,000	—	75,000
Mortgage loan secured by one hotel property, matures June 1, 2011, at an interest rate of LIBOR plus 2%	—	19,740	19,740
Mortgage loan secured by two hotel properties, matures August 8, 2011, at an interest rate of LIBOR plus 2.75%, with two one-year extension options		119,850	119,850
Mortgage loan secured by one hotel properties, matures August 6, 2011, at an interest rate of LIBOR plus 2.5%, with two one-year extension options		65,000	65,000
Mortgage loan secured by one hotel properties, matures September 9, 2010, at an interest rate of LIBOR plus 3.75%, with two one-year extension options		55,000	55,000

Total Debt Excluding Premium	$1,933,676	$811,362	2,745,038

Mark-to-Market Premium			1,447
Plus Debt Attributable to joint venture partners			42,788

Total Debt Including Premium and debt attributable to joint venture partners			$2,789,273

Percentage	70.4%	29.6%	100.0%

Weighted average interest rate at September 30, 2008			5.90%

Total with the effect of interest rate swap	$133,676	$2,611,362	$2,745,038

Percentage with the effect of interest rate swap	4.9%	95.1%	100.0%

Weighted average interest rate with the effect of interest rate swap			6.25%

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE TESTS ARE EXERCISED
SEPTEMBER 30, 2008
(in thousands)

	2009	2010		2011		2012	2013	Thereafter	Total
Mortgage loan secured by one hotel property	$29,641	$—		$—		$—	$—	$—	$29,641
Mortgage loan secured by four hotel property	—	75,000		—		—	—	—	75,000
Mortgage loan secured by one hotel property	—	—		5,111		—	—	—	5,111
Mortgage loan secured by three hotel property	—	—		66,801		—	—	—	66,801
Mortgage loan secured by one hotel property	—	—		19,740		—	—	—	19,740
Mortgage loan secured by five hotel property	—	—		189,570		—	—	—	189,570
Secured credit facility	—	195,000	*(1)	—		—	—	—	195,000
Mortgage loan secured by 10 hotel property	—	—		—		167,202	—	—	167,202
Mortgage loan secured by one hotel property	—	—		55,000	*	—	—	—	55,000
Mortgage loan secured by two hotel property	—	—		119,850	*	—	—	—	119,850
Mortgage loan secured by one hotel property	—	—		65,000	**	—	—	—	65,000
Mortgage loan secured by eight hotel property	—	—		—		—	—	110,899	110,899
Mortgage loan secured by eight hotel property	—	—		—		—	—	100,576	100,576
Mortgage loan secured by 25 hotel property part I	—	—		—		—	—	160,490	160,490
Mortgage loan secured by one hotel property	—	—		—		—	—	101,000	101,000
Mortgage loan secured by 25 hotel property part II	—	—		—		—	—	294,625	294,625
Mortgage loan secured by one hotel property	—	—		—		—	—	49,466	49,466
Mortgage loan secured by 28 hotel property part I	—	—		—		—	—	893,465	893,465
Mortgage loan secured by 28 hotel property part II	—	—		—		—	—	35,000	35,000
TIF loan secured by one hotel property	—	—		—		—	—	6,927	6,927
Mortgage loan secured by one hotel property	—	—		—		—	—	6,122	6,122

	29,641	270,000		521,072		167,202	—	1,758,570	2,746,485

Debt attributable to joint venture partners	—	—		40,852		—	—	1,936	42,788

	$29,641	$270,000		$561,924		$167,202	$—	$1,760,506	$2,789,273

NOTE:	These maturities assume no event of default would occur.

*	Extensions available but certain tests have to be met.

**	No extension test but must be in compliance with the covenants.

***	Paid off October 2, 2008.

(1)	Since has been fully drawn to $300 million.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Variance	2008	2007	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$213,820	$215,763	-0.90%	$657,903	$654,904	0.46%
RevPAR	$103.76	$104.68	-0.88%	$106.87	$106.62	0.23%
Occupancy	74.58%	76.64%	-2.06%	73.87%	75.60%	-1.73%
ADR	$139.12	$136.58	1.86%	$144.67	$141.04	2.57%

NOTE:	The above pro forma table assumes the 103 hotel properties owned and included in continuing operations at September 30, 2008 were owned as of the beginning of period presented.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Variance	2008	2007	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$204,141	$204,249	-0.05%	$617,063	$611,268	0.95%
RevPAR	$105.60	$105.63	-0.03%	$106.83	$106.06	0.73%
Occupancy	75.65%	77.03%	-1.38%	74.22%	75.56%	-1.34%
ADR	$139.59	$137.13	1.80%	$143.93	$140.36	2.55%

NOTE:	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at September 30, 2008 but not under renovation for the three and nine months ended September 30, 2008 were owned as of the beginning of the periods presented.
Excluded Hotels Under Renovation:
Embassy Suites Philadelphia Airport, Hilton Tucson El Conquistador, Hampton Inn Houston Galleria, Hampton Inn Jacksonville
Embassy Suites West Palm Beach, Hyatt Regency Coral Gables
OTHER NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms	$213,820	$215,763	-0.9%	$657,903	$654,904	0.5%
Food and beverage	53,853	52,496	2.6%	177,490	176,060	0.8%
Other	10,850	12,772	-15.0%	37,375	40,721	-8.2%

Total hotel revenue	278,523	281,031	-0.9%	872,768	871,685	0.1%

EXPENSES
Rooms	48,342	49,358	-2.1%	143,817	144,330	-0.4%
Food and beverage	40,017	40,442	-1.1%	125,943	127,773	-1.4%
Other direct	6,792	7,266	-6.5%	21,410	22,177	-3.5%
Indirect	79,441	78,706	0.9%	238,053	231,287	2.9%
Management fees, includes base and incentive fees	13,376	13,846	-3.4%	40,796	41,867	-2.6%

Total hotel operating expenses	187,968	189,618	-0.9%	570,019	567,434	0.5%
Property taxes, insurance, and other	15,182	14,719	3.1%	46,069	45,922	0.3%

HOTEL OPERATING PROFIT (Hotel EBITDA)	75,373	76,694	-1.7%	256,680	258,329	-0.6%
Hotel EBITDA Margin	27.06%	27.29%	-0.23%	29.41%	29.64%	-0.23%

Minority interest in earnings of consolidated joint ventures	1,644	1,577	4.2%	6,267	5,564	12.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$73,729	$75,117	-1.8%	$250,413	$252,765	-0.9%

NOTE:	The above pro forma table assumes the 103 hotel properties owned and included in continuing operations at September 30, 2008 were owned as of the beginning of the periods presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms (1)	$204,141	$204,249	-0.1%	$617,063	$611,268	0.9%
Food and beverage	49,845	48,165	3.5%	162,028	159,694	1.5%
Other	9,347	10,665	-12.4%	30,352	32,182	-5.7%

Total hotel revenue	263,333	263,079	0.1%	809,443	803,144	0.8%

EXPENSES
Rooms (1)	45,582	46,274	-1.5%	134,496	134,532	0.0%
Food and beverage	36,607	36,934	-0.9%	114,668	116,001	-1.1%
Other direct	5,202	5,479	-5.1%	16,021	16,335	-1.9%
Indirect	73,636	72,846	1.1%	219,802	212,573	3.4%
Management fees, includes base and incentive fees	13,078	13,217	-1.1%	38,699	39,542	-2.1%

Total hotel operating expenses	174,105	174,750	-0.4%	523,686	518,983	0.9%
Property taxes, insurance, and other	13,916	13,689	1.7%	42,132	41,861	0.6%

HOTEL OPERATING PROFIT (Hotel EBITDA)	75,312	74,640	0.9%	243,625	242,300	0.5%
Hotel EBITDA Margin	28.60%	28.37%	0.23%	30.09%	30.17%	-0.08%

Minority interest in earnings of consolidated joint ventures	1,644	1,577	4.2%	6,267	5,564	12.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$73,668	$73,063	0.8%	$237,358	$236,736	0.3%

NOTES:

(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at September 30, 2008 but not under renovation during the three and nine months ended September 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro form tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change
Pacific (1)	21	5,209	$132.97	$130.07	2.2%	$121.86	$120.85	0.8%
Mountain (2)	8	1,704	$82.41	$87.23	-5.5%	$104.38	$104.99	-0.6%
West North Central (3)	3	690	$102.46	$96.82	5.8%	$91.07	$91.22	-0.2%
West South Central (4)	10	2,086	$99.32	$97.53	1.8%	$105.41	$101.92	3.4%
East North Central (5)	10	2,624	$83.59	$87.24	-4.2%	$82.28	$82.34	-0.1%
East South Central (6)	2	236	$93.07	$85.87	8.4%	$94.13	$88.53	6.3%
Middle Atlantic (7)	9	2,481	$107.01	$115.25	-7.1%	$104.06	$107.58	-3.3%
South Atlantic (8)	38	7,728	$96.81	$97.58	-0.8%	$109.46	$109.28	0.2%
New England (9)	2	158	$87.06	$92.54	-5.9%	$87.94	$83.92	4.8%

Total Portfolio	103	22,916	$103.76	$104.68	-0.9%	$106.87	$106.62	0.2%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 103 hotel properties owned and included in continuing operations as of September 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Brand	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change
Hilton	34	7,512	$108.91	$110.98	-1.9%	$114.14	$114.58	-0.4%
Hyatt	2	1,014	$74.48	$85.44	-12.8%	$91.38	$92.80	-1.5%
InterContinental	2	420	$143.38	$135.05	6.2%	$152.46	$152.22	0.2%
Independent	2	317	$65.03	$64.15	1.4%	$55.59	$70.53	-21.2%
Marriott	57	11,713	$101.14	$101.14	0.0%	$105.04	$103.67	1.3%
Starwood	6	1,940	$111.01	$109.45	1.4%	$94.78	$94.82	0.0%

Total Portfolio	103	22,916	$103.76	$104.68	-0.9%	$106.87	$106.62	0.2%

NOTES:

(1)	The above pro forma table assumes the 103 hotel properties owned and included in continuing operations as of September 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Nine Months Ended
	Number of	Number of	September 30,					September 30,
Region	Hotels	Rooms	2008	% Total	2007	% Total	% Change	2008	% Total	2007	% Total	% Change
Pacific (1)	21	5,209	$26,196	34.8%	$24,231	31.6%	8.1%	$70,801	27.6%	$69,940	27.1%	1.2%
Mountain (2)	8	1,704	2,600	3.4%	3,695	4.8%	-29.6%	18,586	7.2%	19,585	7.6%	-5.1%
West North Central (3)	3	690	2,952	3.9%	2,625	3.4%	12.5%	7,503	2.9%	7,495	2.9%	0.1%
West South Central (4)	10	2,086	5,974	7.9%	6,714	8.8%	-11.0%	23,261	9.1%	22,671	8.8%	2.6%
East North Central (5)	10	2,624	7,769	10.3%	7,366	9.6%	5.5%	22,477	8.8%	20,613	8.0%	9.0%
East South Central (6)	2	236	848	1.1%	778	1.0%	9.0%	2,602	1.0%	2,466	0.9%	5.5%
Middle Atlantic (7)	9	2,481	8,042	10.7%	9,212	12.0%	-12.7%	22,905	8.9%	25,494	9.9%	-10.2%
South Atlantic (8)	38	7,728	20,537	27.3%	21,565	28.1%	-4.8%	87,189	34.0%	88,862	34.4%	-1.9%
New England (9)	2	158	455	0.6%	508	0.7%	-10.4%	1,356	0.5%	1,203	0.5%	12.7%

Total Portfolio	103	22,916	$75,373	100.0%	$76,694	100.0%	-1.7%	$256,680	100.0%	$258,329	100.0%	-0.6%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut
NOTES:
(1)	The above pro forma table assumes the 103 hotel properties owned and included in continuing operations as of September 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
97 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING
OPERATIONS AT SEPTEMBER 30, 2008 AS IF SUCH HOTELS WERE OWNED AS OF
THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

3rd Quarter 2008	28.60%
3rd Quarter 2007	28.37%

Variance	0.23%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.30%
Food & Beverage and Other Departmental	0.25%
Administrative & General	0.25%
Sales & Marketing	-0.31%
Hospitality	-0.02%
Repair & Maintenance	-0.03%
Energy	-0.30%
Franchise Fee	-0.08%
Management Fee	0.01%
Incentive Management Fee	0.04%
Insurance	0.19%
Property Taxes	-0.28%
Leases/Other	0.21%

Total	0.23%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 103 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF SEPTEMBER 30, 2008:

	2008	2008	2008	2007
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Total Hotel Revenue	$278,523	$307,691	$286,555	$313,735	$1,186,504
Hotel EBITDA	$75,373	$97,770	$83,861	$86,543	$343,547
Hotel EBITDA Margin	27.1%	31.8%	29.3%	27.6%	29.0%

EBITDA % of Total TTM	21.9%	28.5%	24.4%	25.2%	100.0%

JV Interests in EBITDA	$1,644	$2,868	$1,754	$1,567	$7,833

NOTES:

(1)	The above pro forma table assumes that the 103 hotel properties owned and included in continuing operations as of September 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

AHT Announces Third Quarter Results

November 5, 2008
ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
103 Core Hotels (a)

		2007				2008
		Actual	Actual	Actual	Actual	Actual	Actual	Actual	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Residence Inn Evansville	78	x
SpringHill Suites BWI Airport	133	x
SpringHill Suites Centreville	136	x
SpringHill Suites Gaithersburg	162	x
Courtyard Overland Park	168	x
Hilton Santa Fe	157	x
Hilton Garden Inn Jacksonville	119	x
Marriott at Research Triangle Park	225	x				x	x
Marriott Crystal Gateway	697	x			x	x	x
One Ocean	193	x	x	x	x	x	x
Sheraton City Center — Indianapolis	371		x	x					x
JW Marriott San Francisco	338		x	x	x	x
Embassy Suites Las Vegas Airport	220			x
Homewood Suites Mobile	86			x	x
Residence Inn Lake Buena Vista	210			x	x
Embassy Suites Walnut Creek	249			x	x	x
Embassy Suites Philadelphia Airport	263			x	x	x	x	x
Residence Inn Jacksonville	120				x
Hilton Tucson El Conquistador Golf Resort	428				x			x
Sheraton San Diego Mission Valley	260				x	x
Hilton Minneapolis Airport	300				x	x
Courtyard Basking Ridge	235					x
TownePlace Suites Manhattan Beach	144					x
Courtyard San Francisco Downtown	405					x	x
Embassy Suites Santa Clara - Silicon Valley	257					x	x
Sheraton Anchorage	375					x	x		x
Hampton Inn Houston Galleria	150						x	x
Hampton Inn Jacksonville	118							x	x
Embassy Suites West Palm Beach	160							x	x
Hyatt Regency Coral Gables	242							x	x
Hampton Inn Lawrenceville	86								x
Courtyard Ft. Lauderdale Weston	174								x
Hilton Rye Town	446								x

(a)	Only hotels which have had or are expected to have significant capital expenditures during 2007 or 2008 are included in this table. This table excludes a possible $50.0 million related to ROI projects.